Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Archer convertible note

On March 13, 2020, Archer announced that it had successfully secured a consensual amendment and extension to its debt facilities. This included a reduction to the principal and interest on the convertible loan due to us from Archer, in exchange for a reduced stock conversion price and removal of certain restrictions regarding the sale or conversion of the loan (see Note 31 - "Related party transactions" for details of loan). Following the amendment, the principal due on the loan would be $13 million and the stock conversion price would decrease from $2.083 per share to $0.40. The maturity date of the loan would also extend to April 1, 2024. The transaction is subject to execution of final agreements and completion of closing conditions.